Exhibit 10.2

                     Certificate Guaranty Insurance Policies


Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

Surety Bond

Form 9109
Page 1 of 4



Issuer: RASC Series 2000-KS4 Trust            Policy Number:  00010647
                                              Control Number:  0010001

Insured Obligations:
$925,000,000  in  principal   amount  of  Home  Equity   Mortgage   Asset-Backed
Pass-Through  Certificates,   Series  2000-KS4,  Class  A-II  (the  "Class  A-II
Certificates")

Trustee:  Bank One, National Association


Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Pooling and Servicing Agreement and the Insurance Agreement referred to therein, and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Amount, to the extent set forth in the Pooling and Servicing Agreement (as defined below), to the Trustee named above or its successor, as trustee for the Holders of the Class A-II Certificates, except as otherwise provided herein with respect to preference amounts. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement as in effect and executed on the date hereof.

The term "Deficiency Amount" shall mean with respect to the Class A-II Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account on that Distribution Date to pay interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A-II Certificates at the then-applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act, any Group II Prepayment Interest Shortfalls and any Basis Risk Shortfalls allocated to the Class A-II Certificates, (ii) the principal portion of any Realized Losses allocated to the Class A-II Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of any Class A-II Certificate to the extent unpaid on its Scheduled Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

The term "Insured  Amount" for any  Distribution  Date means (1) any  Deficiency
Amount for such Distribution Date and (2) any Preference Amount to be paid pursuant to the terms of this Surety Bond on the Distribution Date.

The term "Scheduled Final Distribution Date" for the Class A-II Certificates means the Distribution Date occurring in September, 2031.

Financial Guaranty will pay a Deficiency Amount with respect to the Class A-II Certificates by 12:00 noon (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Class A-II Certificates and (ii) the Distribution Date on which the related Deficiency Amount is distributable to the Holders of the Class A-II Certificates pursuant to the Pooling and Servicing Agreement, for disbursement to the Holders of the Class A-II Certificates in the same manner as other payments with respect to the Class A-II Certificates are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon payment of a Deficiency Amount, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A-II Certificates to receive the amount so paid. Financial Guaranty's obligations with respect to the Class A-II Certificates hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Trustee on behalf of the Holders of the Class A-II Certificates for payment to such Holders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a holder of Class A-II Certificates is recoverable and recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Distribution Date after the Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Holder of the Class A-II Certificates relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Holder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Holder of Class A-II Certificates directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Holder upon proof of such payment reasonably satisfactory to Financial Guaranty).
Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A-II Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (x) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding
Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Class A-II Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A-II Certificates shall have been paid in full and (ii) if any insolvency proceeding with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

A monthly premium shall be due and payable in arrears as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Holder" means, as to a particular Class A-II Certificate, the person, other than the Master Servicer, any subservicer retained by the Master Servicer or the

Depositor who, on the applicable Distribution Date, is entitled under the terms of such Class A-II Certificate to a distribution thereon. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement relating to the Class A-II Certificates by and among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee, dated as of September 1, 2000.

In the event that payments under any Class A-II Certificate are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A-II Certificate on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A-II Certificates by reason of the termination of the Trust Fund pursuant to Article IX of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



President                                   Authorized Representative

Effective Date:  September 28, 2000

                                     EXHIBIT A

                              NOTICE OF NONPAYMENT
                    AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:            Financial Guaranty Insurance Company
               115 Broadway
               New York, New York 10006
               (212) 312-3000
               Attention:    General Counsel

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:            RASC Series 2000-KS4 Trust
               Home Equity Mortgage Asset-Backed
               Pass-Through Certificates, Series 2000-KS4,
               Class A-II (the "Class A-II Certificates")
               Policy No.  00010647 (the "Surety Bond")

Distribution Date:    ___________________________

We refer to that certain Pooling and Servicing Agreement, dated as of September 1, 2000, by and among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Class A-II Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) The Trustee has determined under the Pooling and Servicing Agreement that in respect of such Distribution Date:

(1) The insured portion of the distribution on the Class A-II Certificates in respect of the Distribution Date that is due to be received on ______________ under the Pooling and Servicing Agreement, is equal to $_____________, consisting of (A) $ ___________ in respect of interest on the Class A-II Certificates (net of any shortfalls relating to the Relief Act and any Group I Prepayment Interest shortfalls allocated to the Class A-I Certificates and any Basis Risk Shortfalls) and (B) $ ___________ in respect of the principal portion of Realized Losses allocated to the Class A-II Certificates.

(2) [The amount to be paid to the Holders of the Class A-II Certificates on the Final Distribution Date, which occurs on _____________, is $____________.]

(3) The amounts available in the Certificate Account to be distributed on such Distribution Date on the Class A-II Certificates pursuant to the Pooling and Servicing Agreement in payment of the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $_______________.

        Please be advised that, accordingly, a Deficiency Amount exists for the Distribution Date identified above for the Class A-II Certificates in the amount of $__________. This Deficiency Amount constitutes an Insured Amount payable by the Insurer under the Surety Bond.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $______________. This Preference Amount constitutes an Insured Amount payable by the Insurer under the Surety Bond.]

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Amount by the Insurer in the amount of $_______________ under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

     The  amount   requested  in  this  Notice  should  be  paid  to:   [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of
______________________.



                                    -----------------------------------------,
                                    as Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

Surety Bond


Issuer: RASC Series 2000-KS4 Trust                 Policy Number:  00010646
                                                   Control Number:  0010001

Insured Obligations:
$500,000,000  in  principal   amount  of  Home  Equity   Mortgage   Asset-Backed
Pass-Through  Certificates,  Series 2000-KS4,  Class A-I-1,  Class A-I-2,  Class
A-I-3,
Class A-I-4, Class A-I-5 and Class A-I-6 (the "Class A-I Certificates")

Trustee:  Bank One, National Association


Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Pooling and Servicing Agreement and the Insurance Agreement referred to therein, and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Amount, to the extent set forth in the Pooling and Servicing Agreement (as defined below), to the Trustee named above or its successor, as trustee for the Holders of the Class A-I Certificates, except as otherwise provided herein with respect to preference amounts. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement as in effect and executed on the date hereof.

The term "Deficiency Amount" shall mean with respect to the Class A-I Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account on that Distribution Date to pay interest for the related Interest Accrual Period on the Certificate Principal Balance of the Class A-I Certificates at the then-applicable Pass-Through Rate, net of any interest shortfalls relating to the Relief Act and any Group I Prepayment Interest Shortfalls allocated to the Class A-I Certificates, (ii) the principal portion of any Realized Losses allocated to the Class A-I Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of any Class A-I Certificate to the extent unpaid on its Scheduled Final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

The term "Insured  Amount" for any  Distribution  Date means (1) any  Deficiency
Amount for such Distribution Date and (2) any Preference Amount to be paid pursuant to the terms of this Surety Bond on the Distribution Date.

The term "Scheduled Final Distribution Date" for each Class of the Class A-I Certificates means the Distribution Date occurring in September, 2031.

Financial Guaranty will pay a Deficiency Amount with respect to the Class A-I Certificates by 12:00 noon (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Class A-I Certificates and (ii) the Distribution Date on which the related Deficiency Amount is distributable to the Holders of the Class A-I Certificates pursuant to the Pooling and Servicing Agreement, for disbursement to the Holders of the Class A-I Certificates in the same manner as other payments with respect to the Class A-I Certificates are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon payment of a Deficiency Amount, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A-I Certificates to receive the amount so paid. Financial Guaranty's obligations with respect to the Class A-I Certificates hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Trustee on behalf of the Holders of the Class A-I Certificates for payment to such Holders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a holder of Class A-I Certificates is recoverable and recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Distribution Date after the Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Holder of the Class A-I Certificates relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Holder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Holder of Class A-I Certificates directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Holder upon proof of such payment reasonably satisfactory to Financial Guaranty).
Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A-I Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (x) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding
Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Class A-I Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A-I Certificates shall have been paid in full and (ii) if any insolvency proceeding with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

A monthly premium shall be due and payable in arrears as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Holder" means, as to a particular Class A-I Certificate, the person, other than the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Distribution Date, is entitled under the terms of such Class A-I Certificate to a distribution thereon. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement relating to the Class A-I Certificates by and among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee, dated as of September 1, 2000.

In the event that payments under any Class A-I Certificate are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A-I Certificate on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A-I Certificates by reason of the termination of the Trust Fund pursuant to Article IX of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



President                                 Authorized Representative

Effective Date:  September 28, 2000

                               EXHIBIT A

                              NOTICE OF NONPAYMENT
                    AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:            Financial Guaranty Insurance Company
               115 Broadway
               New York, New York 10006
               (212) 312-3000
               Attention:    General Counsel

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:            RASC Series 2000-KS4 Trust
               Home Equity Mortgage Asset-Backed
               Pass-Through Certificates, Series 2000-KS4,
               Class A-I-1, Class A-I-2, Class A-I-3,
               Class A-I-4, Class A-I-5 and Class A-I-6
               (the "Class A-I Certificates")
               Policy No.  00010646 (the "Surety Bond")

Distribution Date:    ___________________________

We refer to that certain Pooling and Servicing Agreement, dated as of September 1, 2000, by and among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Class A-I Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) The Trustee has determined under the Pooling and Servicing Agreement that in respect of such Distribution Date:

(1) The insured portion of the distribution on the Class A-I Certificates in respect of the Distribution Date that is due to be received on ______________ under the Pooling and Servicing Agreement, is equal to $_____________, consisting of (A) $ ___________ in respect of interest on the Class A-I Certificates (net of any shortfalls relating to the Relief Act and any Group I Prepayment Interest shortfalls allocated to the Class A-I Certificates) and (B) $ ___________ in respect of the principal portion of Realized Losses allocated to the Class A-I Certificates.

(2) [The amount to be paid to the Holders of the Class A-I Certificates on the Final Distribution Date, which occurs on _____________, is $____________.]

(3) The amounts available in the Certificate Account to be distributed on such Distribution Date on the Class A-I Certificates pursuant to the Pooling and Servicing Agreement in payment of the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $_______________.

        Please be advised that, accordingly, a Deficiency Amount exists for the Distribution Date identified above for the Class A-I Certificates in the amount of $__________. This Deficiency Amount constitutes an Insured Amount payable by the Insurer under the Surety Bond.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $______________. This Preference Amount constitutes an Insured Amount payable by the Insurer under the Surety Bond.]

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Amount by the Insurer in the amount of $_______________ under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

     The  amount   requested  in  this  Notice  should  be  paid  to:   [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of
______________________.



                                    -----------------------------------------,
                                    as Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________

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